UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 2, 2012

United Western Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

12301 Grant Street, Suite 110
Thornton, Colorado	80241
(Address of Principal Executive Offices)	(Zip Code)

(720) 932-4216
(Registrant’s Telephone Number, Including Area Code)

Former Address:
700 17th Street,
Suite 2100,
Denver, CO 80202
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

On March 2, 2012 (the “Commencement Date”), United Western Bancorp, Inc. (the “Company”) and two of its subsidiaries (the “Filing Subsidiaries,” and together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”) case number 12-13815 (for the Company’s Bankruptcy Filing). Certain inactive and immaterial subsidiaries of the Company (collectively, the “Non-Filing Entities”) were not part of the Bankruptcy Filing. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Non-Filing Entities will continue to operate in the ordinary course of business, but no Non-Filing Entity has any material business operations or assets.

A copy of the press release announcing the Bankruptcy Filing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.04.	Triggering Events That Accelerate Or Increase A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement.

The Bankruptcy Filing described in Item 1.03 above constituted an event of default with respect to the following debt instruments (the “Debt Documents”):

Credit Agreement dated as of June 29, 2007, as amended, by and between the Company and JPMorgan Chase Bank, N.A. At December 31, 2011, accrued but unpaid interest and outstanding principal due under this credit agreement was $13.49 million.

Floating Rate Subordinated Debt securities with interest payments due quarterly at three-month LIBOR plus an agreed upon margin maturing May 8, 2014, represented by an indenture dated February 13, 2004, between the Company and Wells Fargo Bank, as Trustee. At December 31, 2011, accrued but unpaid interest and outstanding principal due under this indenture was $10.35 million.

Junior subordinated debentures owed to unconsolidated subsidiary trusts include debentures the Company sold to Matrix Bancorp Capital Trusts II, VI and VIII in connection with the issuance of their preferred securities in 2001, 2004 and 2005, respectively. As of December 31, 2011, the Company’s junior subordinated debentures and accrued, but unpaid interest, owed to unconsolidated subsidiary trusts were $34.10 million and included:

$12 million original principal balance of 10.18% preferred securities represented by the indenture between the Company and Wilmington Trust Company, as debenture trustee, dated as of March 28, 2001, relating to the 10.18% junior subordinated deferrable interest debentures due June 8, 2031;

$10 million of original principal balance of floating rate preferred securities represented by the indenture between the Company and Deutsche Bank Trust Company Americas, dated as of August 30, 2004 relating to Junior Subordinated Debt Securities, due October 18, 2034; and

$7.5 million original principal balance of floating rate preferred securities represented by the indenture between the Company and Wells Fargo Bank, as Trustee, relating to Floating Rate Subordinated Debt Security due 2035.

The Debt Documents provide that as a result of the Bankruptcy Filing the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Documents are stayed as a result of the Bankruptcy Filing and the creditors’ rights of enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01.	Regulation FD Disclosure.

On the Commencement Date, the Company also filed with the Bankruptcy Court the Statement of Financial Affairs of the Company describing certain information concerning the Company (the “SOFA”). The SOFA contains financial and other information prepared for purposes of the Bankruptcy Filing. The information in this Item 7.01 shall not be treated as filed for purposes of the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

10.1

Credit Agreement, dated as of June 29, 2007, as amended, by and between United Western Bancorp, Inc. and JPMorgan Chase Bank, N.A., incorporated by reference to Exhibit 10.1 to the Company’s report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 2, 2007.

10.2

Indenture, dated February 13, 2004, between Registrant and Wells Fargo Bank, as Trustee, relating to Floating Rate Subordinated Debt Security due May 8, 2014, incorporated by reference to Exhibit 4.32 to Registrant’s annual report on Form 10-K for the fiscal year ended December 31, 2003, filed by the Registrant with the Commission on March 12, 2004.

10.3

Indenture between the Company and Wilmington Trust Company, as debenture trustee, dated as of March 28, 2001, relating to the 10.18% junior subordinated deferrable interest debentures due June 8, 2031, incorporated by reference to Exhibit 10.5 to Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2001, filed by the Company with the Commission on May 15, 2001.

10.4

Junior Indenture between the Company and Deutsche Bank Trust Company Americas, dated as of August 30, 2004, relating to Junior Subordinated Debt Securities, due October 18, 2034, incorporated by reference to Exhibit 10.3 to Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2004, filed by the Company with the Commission on November 4, 2004.

10.5

Indenture between the Company and Wells Fargo Bank, National Association, as debenture trustee, dated as of June 30, 2005, relating to Floating Rate Subordinated Debt Securities, due  July 7, 2035, incorporated by reference to Exhibit 10.1 to Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2005, filed by the Company with the Commission on August 3, 2005.

99.1	Press release dated March 5, 2012, entitled “United Western Bancorp, Inc. And Two of Its Subsidiaries Commence Voluntary Chapter 11 Business Reorganization.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED WESTERN BANCORP, INC.

Dated: March 5, 2012	By: /s/ Michael J. McCloskey
Name: Michael J. McCloskey
Title: Executive Vice President, Chief Operating
Officer and General Counsel

Exhibit Number	Description

99.1	Press Release, dated March 5, 2012

This report on Form 8–K, including the exhibit attached hereto, includes “forward–looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward–looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or business trends, and other information that are not historical information. When used in this report on Form 8–K, including the exhibit attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward–looking statements. All forward–looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10–KA under Item 1A of Part 1, in the Company’s most recent quarterly report on Form 10–Q under Item 1A of Part II and those described in filings made by the Company with the U.S. Bankruptcy Court for the District of Colorado and in other filings the Company makes with the SEC from time to time, as well as the following: the ability of the Company to continue as a going concern, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases, the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases, Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general, the length of time the Company will operate under the chapter 11 cases, risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed, the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity, or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal costs related to the Bankruptcy Filing and other litigation, our ability to realize sufficient proceeds from the sale of assets within our plan, the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued litigation against the Office of the Comptroller of the Currency with regard to what the Company has alleged was the arbitrary and capricious recommendation of the Office of Thrift Supervision for the receivership of United Western Bank on January 21, 2011 by the Federal Deposit Insurance Corporation, the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with suppliers and service providers, or to retain key executives, managers and employees. There may be other factors that may cause the Company’s actual results to differ materially from the forward–looking statements. All forward–looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8–K, and the date of the exhibit attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward–looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.